                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                  JUNE 14, 2004
                                 --------------
                Date of report (Date of earliest event reported)



                                   ADVO, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

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


           DELAWARE                                1-11720                                 06-0885252
-----------------------------------    ---------------------------------           ------------------------
 (State or other jurisdiction              (Commission file number)                    (IRS Employer
of incorporation or organization)                                                     Identification No.)
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                ONE TARGETING CENTRE, WINDSOR, CONNECTICUT 06095
                ------------------------------------------------
                    (Address of Principal Executive Offices)




Registrant's telephone number, including area code:        (860) 285-6100
                                                       ------------------------

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ITEM 5.    OTHER ITEMS
           -----------

On June 14, 2004, ADVO, Inc. (the "Company") issued a press release announcing that its Chief Executive Officer, Gary Mulloy has left the Company. The Company's Board of Directors has named independent director Bobbie Gaunt, former President and CEO of Ford Canada, Ltd., and a Vice President of Ford Motor Company (retired), as Interim Chief Executive Officer, effective immediately. The Company expects to incur a pre-tax charge of approximately $3.9 million relating to the departure of Gary Mulloy.


ITEM 6.    RESIGNATION OF REGISTRANT'S DIRECTOR
           ------------------------------------

Also on June 14, 2004 the Company announced Gary Mulloy has resigned from the Board of Directors. John Mahoney, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Staples, Inc., has been named Non-Executive Chairman of the Board.

A copy of the Company's press release is filed as Exhibit No. 99.1 to this Current Report.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

The following exhibit is filed herewith:


Exhibit No.   Description
-----------   -----------

10            Separation Agreement dated June 14, 2004           Filed herewith.
              between ADVO, Inc. and Gary M. Mulloy.


99.1          Press release dated June 14, 2004,                 Filed herewith.
              issued by the Company.



ITEM 9.      REGULATION FD DISCLOSURE
             ------------------------

The Company also commented that its business trends continue to be positive.



                                       -2-

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                                          ADVO, Inc.
      Date: June 15, 2004
            --------------                 By   /s/ JOHN D. SPERIDAKOS
                                               ----------------------------
                                                   John D. Speridakos
                                                   Vice President and Controller













                                      -3-





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                                           EXHIBIT INDEX
                                           -------------

                                                                 Incorporated by
Exhibit No.   Description                                        Reference
-----------   -----------                                        ---------

10            Separation Agreement dated June 14, 2004           Filed herewith.
              between ADVO, Inc. and Gary M. Mulloy.

99.1          Press release dated June 14, 2004,                 Filed herewith.
              issued by the Company.